Earnings Conference Call 1st Quarter 2025 May 1, 2025 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express or involve discussions of expectations, beliefs, plans, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements include those listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections, and in other reports the companies file with the U.S. Securities and Exchange Commission. Those factors also include the following, among others: • Decisions or actions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely obtain permits and construct, and expenses and risks of capital expenditures and contractual obligations for, utility infrastructure, including the impacts of inflation, price volatility (including due to tariffs), supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment, interest rates, and tariffs, on items such as operations and capital investments and changes in customer demand; • The rapid addition of new industrial and commercial customer load and the volatility of such new load demand, resulting in increased risks and costs of power demand potentially exceeding available supply; • The potential financial impacts of industrial customers not meeting forecasted power usage ramp rates or amounts; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for fires, outages, and personal injury or property damage; • Acts or threats of terrorism, cyber or physical security attacks, and other acts seeking to disrupt Idaho Power's operations or the electric power grid or compromise data; • Abnormal or severe weather conditions, wildfires, droughts, earthquakes, and other natural phenomena and natural disasters; • Ability to acquire equipment, materials, fuel, power, and transmission capacity on reasonable terms and prices; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way and siting for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on satisfactory terms; • Ability to continue to pay dividends and achieve target dividend-payout ratios, and contractual and regulatory restrictions on those dividends; and • Changing market dynamics due to the emergence of day ahead or other energy and transmission markets in the western United States and surrounding regions. New factors emerge from time to time, and it is not possible for the companies to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law. 2

Presenting Today Amy Shaw IDACORP Vice President of Finance, Compliance & Risk Brian Buckham IDACORP Senior Vice President, Chief Financial Officer & Treasurer Lisa Grow IDACORP President & Chief Executive Officer John Wonderlich IDACORP Investor Relations Manager 3

IDACORP Earnings Performance Three months ended March 31 2025 2024 Net income (thousands) $ 59,647 $ 48,173 Weighted average common shares outstanding – diluted (thousands) 54,126 50,792 Diluted earnings per share $ 1.10 $ 0.95 4

Continued Customer Growth 2.6% (Year-over-year) Idaho Power Customer Growth 600,000 610,000 620,000 630,000 640,000 650,000 660,000 2021 2022 2023 2024 2025 5 Twelve Months Ended March 31, 2025

Large-Load Customer Construction Sites 6

2025 IRP Load Growth Projections 5-Year Forecasted Annual Growth Rate 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2025 IRP 8.3% 5.1% 2.7% 1.9% 2023 IRP 5.5% 3.7% 2.1% 1.8% 2021 IRP 2.6% 2.1% 1.4% 1.4% 2025 IRP Load Forecast(1) vs. Prior IRPs 7 (1) Included in the above table are the load forecast assumptions the company anticipates using in the 2025 IRP as of May 1, 2025.

RFP Update(1) Year Owned Contracted CEYW(2) 2023 120 MW BESS None 40 MW Solar 2024 96 MW BESS 100 MW Solar None 2025 80 MW BESS 150 MW BESS 200 MW Solar 2026 250 MW BESS 200 MW Market Purchase 125 MW Solar 2027 300 MW Wind 300 MW Wind; 100 MW Solar; 100 MW BESS 320 MW Solar 2028 Final shortlist acknowledged by OPUC March of 2025 2029 Final shortlist expected to be published in Q3 2025 (1)Distribution site battery storage is excluded. (2)Clean Energy Your Way program (or similar). 8

High-Voltage Transmission Project Updates • Boardman-to-Hemingway – Expected to break ground in 2025 – OPUC, IPUC, and WPSC granted respective certificates of public convenience and necessity – Idaho Power’s interest in Boardman-to-Hemingway is ~45% – Long-term transmission service commitment to Bonneville Power Administration’s customers across southern Idaho included in agreement – In-service date expected no earlier than 2027 • Southwest Intertie Project – North – Construction expected to begin as early as 2025 and take approximately two years to complete – IPC agreed to purchase ~11% of the line upon the in-service date – IPC entered into a capacity entitlement agreement for an additional ~11% of the capacity commencing upon the in-service date • Gateway West – Multi-segment project, with some PacifiCorp segments completed – Idaho Power and PacifiCorp are coordinating construction and segment allocations in Idaho 9

Idaho - Senate Bill SB 1183 was signed into law in April 2025 • The law provides further clarity as it relates to utility wildfire liability, while ensuring utilities operate in a manner that reduces wildfire risk. – Requires electric utilities to develop wildfire mitigation plans and submit them to the Idaho Public Utilities Commission for approval. – A Commission-approved plan establishes a clear standard of care in operations, maintenance, repair, and upgrades. • Establishes a statutory wildfire-related liability standard. – Compliments the long-standing legal framework in Idaho based on negligence and caps on liability. – In any civil action where wildfire damages are sought, the Act imposes a rebuttable presumption that the utility was not negligent if, with respect to the cause of the fire, the utility reasonably implemented the Commission-approved wildfire mitigation plan. • Makes it easier for utilities to reduce wildfire risk. – Permits electric utilities, upon certain conditions, to access privately-owned land or easements or rights-of-way on land owned by the state, a federal agency, or a tribal government for purposes of performing work in accordance with their approved wildfire mitigation plans. Electric utilities may inspect, repair, or upgrade their assets, infrastructure, or facilities and are protected from trespass liability with respect to such access. New Wildfire Standard of Care Act 10

Comparing Q1 2024 to Q1 2025 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) Net Income – For the Three Months Ended March 31, 2024 $ 48.2 Increase (decrease) in Idaho Power net income: Retail revenues per megawatt-hour (MWh), net of power cost adjustment mechanisms $ 11.3 Customer growth, net of associated power supply costs and power cost adjustment mechanisms 7.3 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms and fixed cost adjustment mechanisms (2.1) Other operations and maintenance (O&M) expenses (7.2) Depreciation Expense (5.8) Other changes in operating revenues and expenses, net 1.9 Increase in Idaho Power operating income 5.4 Non-operating expense, net (2.2) Additional accumulated deferred investment tax credits (ADITC) amortization 6.8 Income tax expense, excluding additional ADITC amortization 0.8 Total increase in Idaho Power net income 10.8 Other IDACORP changes (net of tax) 0.6 Net Income – For the Three Months Ended March 31, 2025 $ 59.6 11

Capital Expenditures Forecast(1) 2025 – 2029 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2025 2026 2027 2028 2029 $ M ill io n s New Capacity & Energy Resources ($0M-$463M) Distribution ($216M-$262M) High Voltage Transmission ($190M-$406M) Transmission ($87M-$222M) Hydro ($107M-$166M) General Plant ($76M-$104M) Thermal ($10M-$68M) (1)As of February 20, 2025. This graphic is a representation of the 5-year capital expenditures forecast. See IDACORP’s 2024 Form 10-K for a summary of project types included in the 5-year forecast. ~$554M actual per year average, previous 5 years ~103% increase ~$1,127M per year average forecast 12

$4.6B $0.4B(2) $1.2B $1.7B $2.1B $0.7B $0.5B $0.7B $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 2024 2025 2026 2027 2028 2029 Ra te B as e in $ B ill io ns 2024 2025 -2029 HCC Construction work in progress (CWIP) estimated year-end balance Total System Rate Base Growth Forecast (1) (1) As of February 20, 2025. If the net balances of Idaho Power’s capital additions and retirements since the Idaho limited scope rate case and its forecasted capital additions and retirements were approved by its regulators to be included in base rates, Idaho Power’s total system rate base could reach approximately $9.7 billion by the end of 2029, the year through which Idaho Power currently forecasts capital expenditures. Idaho Power’s 2024 Idaho limited scope rate case provided for a return on a rate base of about $4.4 billion (system total), which excludes net rate base on coal-related assets related to North Valmy and Jim Bridger plants of approximately $0.2 billion which are included through regulatory mechanisms. The 2024 rate base amounts are adjusted in this graphic over time to reflect the ultimate decline in net rate base of coal-related assets. Coal-related rate base is expected to be fully collected by the end of 2028 and 2030, respectively, through separate regulatory orders. (2) Hells Canyon Complex (HCC) relicensing costs becoming eligible for rate base is subject to the Federal Energy Regulatory Commission’s granting of a new operating license. Estimated to be approximately $0.4 billion of rate base for illustration purposes. As of February 20, 2025, Idaho Power believed that the HCC license would be issued as early as 2026; however, as of May 1, 2025, Idaho Power believes that the license won’t be issued until 2027 or later. 16.1% CAGR 2025-2029 ~$5.1B 13

Liquidity (millions) As of March 31, 2025 IDACORP(1) Idaho Power Net balance available(2) $ 100.0 $ 400.0 Operating Cash Flows and Liquidity (1) Holding company only. (2) IDACORP’s and Idaho Power’s respective $100 million and $400 million revolving credit facilities, expiring in December 2029, net of commercial paper outstanding and amounts identified for other use. As of March 31, 2025, there was no commercial paper outstanding or amounts identified for other use. (3) IDACORP entered into an Equity Distribution Agreement (EDA) on May 20, 2024, pursuant to which it may issue, offer, and sell, from time to time, up to an aggregate gross sales price of $300 million of shares of its common stock through an at-the-market offering program, which includes the ability to enter into FSAs. During the three months ended March 31, 2025, IDACORP did not issue common stock pursuant to the EDA. During the three months ended March 31, 2025, IDACORP executed FSAs under its ATM offering program with various counterparties who borrowed and sold 452,256 shares of IDACORP’s common stock at an aggregate gross sales price of $52.2 million. IDACORP has a remaining aggregate gross sales price of up to $155.5 million in shares of its common stock available for issuance through the ATM offering program. IDACORP Cash Flows (millions) Three Months Ended March 31 2025 2024 Net Cash Provided by Operating Activities $ 124.3 $ 109.7 IDACORP Equity Financing (millions) Remaining as of March 31, 2025 Executed To-Date Settled To-Date At-the-Market Offering Program(3) $ 155.5 $ 144.5 – 14

Net Cash from Operations Issued Repaid Capital Expenditures(2) Dividends ----------------------Debt ---------------------- Equity Content ------------------------Equity ------------------------ $ M ill io ns (1) As of February 20, 2025. Financings plans are for illustrative purposes only and are subject to change. (2) Forecast capital expenditures include allowance for borrowed funds used during construction. (3) Difference between cash inflow versus cash outflow is managed through cash balance as of 12/31/24.15 Financing Plan Forecast (1) (3) 2025 – 2029

2025 Earnings Per Share Guidance and Estimated Key Operating Metrics Current(1) Previous(2) IDACORP Earnings Guidance (per diluted share) No Change $ 5.65 – $ 5.85 Idaho Power Additional Amortization of ADITC (millions) No Change $ 60 – $ 77 Idaho Power O&M Expense (millions) No Change $ 465 – $ 475 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction (millions) No Change $ 1,000 – $ 1,100 Idaho Power Hydropower Generation (millions megawatt-hours) 7.0 – 8.5 6.5 – 8.5 (1) As May 1, 2025. Assumes normal weather and normal power supply expenses through the end of 2025. (2) As of February 20, 2025, the date of filing IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2024. 16

Contact Information John R. Wonderlich Investor Relations Manager (208) 388-5413 JWonderlich@idahopower.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media